EXHIBIT 99.2

Supplemental Financial Information Second Quarter Ended June 30, 2020 August 5, 2020

Forward - Looking Statements This presentation contains “forward - looking statements” (as defined in the Securities Litigation Reform Act of 1995 ) regarding, among other things, future events or the future financial performance of the Company . Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimate,” “may,” “could,” “should,” “outlook,” and “guidance” and words and terms of similar substance used in connection with any discussion of future plans, actions, events or results identify forward - looking statements . Forward - looking statements are based on information currently available to the Company and involve estimates, expectations and p rojections. Investors are cautioned that all such forward - looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from th e events or results described in the forward - looking statements, including, but not limited to, the risks and uncertainties related to the COVID - 19 pandemic and those otherwise described in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K. Many o f these risks, uncertainties and assumptions are beyond the Company’s ability to control or predict. Because of these risks, uncertainties and assumptions, investors should not plac e u ndue reliance on these forward - looking statements. Non - GAAP Financial Information This presentation includes certain financial measures that were not prepared in accordance with U . S . generally accepted accounting principles (“GAAP”), including EBITDA and Adjusted EBITDA . The company uses these non - GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items . The company presents these financial measures to investors because they believe they are useful to investors in evaluating the primary factors that drive the company's operating performance . The items excluded from these non - GAAP measures are important in understanding LHC Group’s financial performance, and any non - GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures . Since these non - GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies . EBITDA of LHC Group is defined as net income (loss) before income tax benefit (expense), interest expense, and depreciation and amortization expense . Adjusted EBITDA of LHC Group is defined as net income (loss) before income tax expense benefit (expense), depreciation and amortization expense, and transaction costs related to previous transactions . 2 Please visit the Investors section on our website at Investor.LHCgroup.com for additional information on LHC Group and the industry. Nasdaq: LHCG

Table of Contents 3 4 Company overview 5 Commentary on Q2 2020 and July 2020 6 - 12 COVID - 19 update 13 - 14 Consolidated results 15 - 16 Adjustments to net income 17 - 24 Segment results 25 Guidance 26 Quality data 27 Debt and liquidity metrics 28 Focus for 2020 Non - GAAP reconciliations 29 - 30

Home Health Hospice HCBS Home Health & Hospice Home Health & HCBS Home Health, Hospice, & HCBS LHC Group Overview 4 553 home health locations 60% Of U.S. population aged 65+ included in service area 112 hospice locations 111 home & community based services locations 13 Long term acute care hospitals locations 27 other service locations 816 total locations 350 leading hospital JV partners 35 states and District of Columbia 69.3% 12.4% 10.1% 7.0% 1.2% % of Revenue HH Hospice HCBS Facility-based HCI

Commentary on Q2 2020 and July 2020

- After experiencing maximum year-to-date headwinds from COVID-19 in mid-April, organic growth, average daily census and admissions in home health and hospice steadily increased through July. Average daily census reached pre-COVID levels by the week of May 31, 2020.

- Net service revenue decreased 5.9% for Q2 as compared to Q2 2019 due to COVID-19.

- Adjusted net income attributable to LHC Group's common stockholders increased 15.0% to $38.6 million, or $1.23 adjusted earnings per diluted share, as compared to Q2 2019.

- Adjusted EBITDA increased 8.8% to $57.7 million, as compared to Q2 2019.

- Our confidence remains high in our PDGM execution as we saw our rate headwind from PDGM go from approximately a negative 3% in Q1 2020 to approximately a negative 1% in Q2 2020. We also executed on our cost initiatives in Q2 which was originally planned for Q3 and Q4 2020.

- Organic growth in admissions for home health locations declined 4.7% for the quarter with declines of 14.3% in April and 6.7% in May do to COVID-19; June was up 7.0% and July was up 8.5%; all compared to the same periods in 2019.

- Organic growth in admissions for hospice increased 1.8% for the quarter with a decline of 7.2% in April due to COVID-19, and increases of 2.7% in May, 10.4% in June and 9.7% in July; all compared to the same periods in 2019.

- Patient volumes from referral sources were impacted by various COVID-19 policies implemented by authorities including pausing elective procedures. Telehealth continues to be utilized for additional remote patient visits and maintaining relationships with physicians, and other referral sources. Momentum from new physician referral sources has continued with nearly 4,000 new referral sources added in the second quarter alone.

- With improvement in sequential trends since mid-April and success of operating within new PDGM care models and current reality of COVID-19 environment, we have reinstated guidance of net service revenue of $2.0 billion to $2.05 billion, adjusted earnings per diluted share of $4.60 to $4.80 and Adjusted EBITDA of $220 million to $230 million.

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COVID-19 Update: General

- Multi-disciplinary internal COVID-19 task force continues to meet regularly and send company wide COVID-19 related communications daily.
- Every employee is screened daily based on CDC guidelines, and every patient (regardless of condition) is seen by a clinician with at least face mask and gloves while COVID patients (confirmed or suspect) are seen by a clinician with full PPE.
- Since onset of the pandemic, LHC Group has treated nearly 5,700 active patients either COVID confirmed or suspected.
- LHC Group has invested in the sourcing of PPE, directly and through normal channels, and has ensured adequate par levels of PPE for future use. We have also developed and implemented a more efficient warehousing system and improved our shipping process with more strategic storage locations to ensure timely distribution and receipt of PPE at all locations.
- We conduct daily online screenings of every employee, perform temperature checks when entering offices and agencies, practice social distancing and wear masks in common areas, enact contact tracing when suspected exposures occur, maintain 25-50% office occupancy according to state mandates, and have thorough office cleaning and disinfecting protocols.
- Introduced programs to support employees, including a pandemic grant program under our 501(c)(3) LHC Group Purpose Fund, retirement plan amendments, special cash-in opportunities for accumulated paid time off, expanded offerings in our employee assistance program, a wage supplement program for front line direct patient care-giving employees, and a one-time make whole PTO replenishment program for front line direct patient care-giving employees and for any employees who previously donated their PTO hours to them.
- Implemented cost containment initiatives such as eliminating non-essential travel and expenses, select employee furloughs and workforce reduction and flex time.
- Liquidity remains strong with no net debt and over $507 million from cash and availability on the revolving credit facility.
- The pandemic has reinforced the preferred setting of care in the home among referring physicians, hospitals, families and patients with an expectation that these stakeholders will increasing divert admissions from SNFs and other congregate settings to home.

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7 Same Store Organic Admission Growth by 2020 Period over Same Period in 2019 April 2020 May 2020 June 2020 Q2 2020 July 2020 Home Health - 14.3% - 6.7% 7.0% - 4.7% 8.5% Hospice - 7.2% 2.7% 10.4% 1.8% 9.7% 2019 2020 Growth January 1,392 1,474 5.9% February 1,161 1,282 10.4% March 1,241 1,159 - 6.6% April 1,184 1,205 1.8% May 1,169 1,294 10.7% June 1,091 1,497 37.2% July 1,078 1,257 16.6% July YTD 8,316 9,168 10.2% COVID - 19 Update: Home Health and Hospice Growth Trends New Physician Home Health Referral Sources

8 State % of total HH volume April 2020 May 2020 June 2020 Q2 2020 July 2020 Florida 9.2% - 5.6% 3.1% 18.7% 5.4% 18.2% Tennessee 9.1% - 11.7% - 7.0% 12.1% - 2.6% 6.7% Kentucky 8.0% - 14.0% - 8.5% 7.3% - 5.0% 5.7% Alabama 7.7% - 15.8% - 8.2% 1.8% - 7.3% 9.0% Mississippi 6.7% - 8.9% - 6.6% 6.0% - 3.2% 1.0% Louisiana 6.5% 1.0% 10.3% 8.3% 6.7% 26.3% Arkansas 6.1% - 18.1% - 18.2% - 5.2% - 14.0% 4.9% Pennsylvania 5.8% - 23.8% - 19.7% - 5.3% - 16.2% - 0.45% Texas 4.7% - 8.5% 10.7% 18.7% 7.2% 21.5% West Virginia 4.3% - 22.3% - 8.9% 16.4% - 5.5% 13.2% Total % of volume 68.1% COVID - 19 Update: Home Health Same Store Organic Admission Growth by 2020 Period over Same Period in 2019 Top 10 States by Admission Volume in the Second Quarter of 2020

COVID-19 Update: Pre COVID-19 Trends Compared with Current Trends

Weekly Home Health, Hospice and HCBS Trends

Week Ending	Feb. 29, 2020	Mar. 7, 2020	Mar. 14, 2020	Mar. 21, 2020	Mar. 28, 2020	Apr. 4, 2020	Apr. 11, 2020	Apr. 18, 2020	Apr. 25, 2020	May 2, 2020	May 9, 2020	May 16, 2020
Home Health:												
Average weekly census	78,807	79,341	79,255	78,689	77,767	76,466	75,375	74,936	75,152	76,068	75,449	76,280
Average weekly admissions	8,904	8,419	8,277	8,071	6,979	6,172	6,257	6,169	6,634	6,700	7,077	7,225
Admission of COVID-19 positive patients	-	-	59	58	76	115	219	311	468	627	231	232
Patient declined admission due to COVID-19 concern	-	51	259	336	279	225	133	89	111	52	65	67
Missed visits due to COVID-19	-	14	412	5,984	8,585	8,332	6,837	4,627	3,117	1,937	1,144	677
Weekly LUPA %	8.40%	8.60%	8.70%	8.80%	10.80%	12.50%	11.20%	10.20%	10.00%	10.69%	9.50%	8.96%
Virtual visits and Telehealth	14,320	14,400	14,163	16,984	22,159	21,990	19,487	17,881	17,154	16,533	16,060	16,056
Institutional vs Community admission	64.50%	66.40%	66.90%	70.40%	65.60%	61.40%	58.50%	57.40%	55.30%	56.10%	56.73%	58.00%
Hospice:												
Hospice weekly admissions	370	367	372	376	330	350	310	350	332	382	375	347
Admission of COVID-19 positive patients	1	1	0	0	1	5	12	10	9	12	7	9
Hospice average weekly census	4,261	4,242	4,251	4,306	4,309	4,304	4,311	4,310	4,307	4,295	4,319	4,348
HCBS:												
HCBS billable hours	180,118	177,150	178,541	176,850	173,108	171,042	168,755	167,820	168,065	168,710	170,250	170,997
HCBS billable hours missed due to COVID-19	24	84	292	2,016	7,343	11,707	14,253	14,044	13,902	12,004	11,904	10,606

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COVID-19 Update: Pre COVID-19 Trends Compared with Current Trends continued

Weekly Home Health, Hospice and HCBS Trends

Week Ending	May 23, 2020	Memorial Day Week May 30, 2020	June 6, 2020	June 13, 2020	June 20, 2020	June 27, 2020	July 4th Week July 4, 2020	July 11, 2020	July 18, 2020	July 25, 2020	Aug 1, 2020
Home Health:											
Average weekly census	77,279	78,253	79,210	80,317	81,356	81,999	81,810	81,618	81,958	82,384	83,061
Average weekly admissions	7,676	6,624	8,027	8,073	8,115	8,089	6,818	7,989	8,080	7,952	8,012
Admission of COVID-19 positive patients	186	162	166	190	161	162	145	278	357	539	684
Patient declined admission due to COVID-19 concern	68	46	32	47	50	53	36	42	52	49	18
Missed visits due to COVID-19	460	306	237	215	179	199	260	326	450	375	245
Weekly LUPA %	8.44%	8.39%	8.46%	8.16%	8.21%	7.93%	8.10%	8.84%	8.50%	9.09%	8.25%
Virtual visits and Telehealth	15,944	15,568	15,756	16,033	15,612	15,451	14,642	13,568	14,832	14,605	13,989
Institutional vs Community admission	58.09%	59.65%	59.03%	58.86%	60.72%	58.83%	62.49%	60.39%	60.00%	60.80%	60.02%
Hospice:											
Hospice weekly admissions	400	329	376	393	333	388	341	352	373	353	372
Admission of COVID-19 positive patients	12	11	7	12	7	8	7	11	17	33	29
Hospice average weekly census	4,385	4,360	4,375	4,434	4,448	4,441	4,431	4,389	4,406	4,416	4,430
HCBS:											
HCBS billable hours	172,055	168,906	171,039	173,439	173,525	172,636	166,745	177,324	167,590	169,868	169,356
HCBS billable hours missed due to COVID-19	9,728	8,575	7,665	6,522	5,946	5,574	5,391	5,304	5,204	5,287	3,840

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COVID - 19 Update: Financial Impact of CARES Act Policies 11 Near - term financial benefits are substantial Estimated 2020 financial impact Provider Relief Fund During April 2020, we received funds totaling $88.7 million related to the Provider Relief Fund as provided for by the CARES Act. We recognized $44.4 million ( $27.2 million net of non - controlling interest and tax),or $0.87 per diluted share, in government stimulus income during the second quarter of 2020 related to general distribution funds received from the Provider Relief Fund. Cash flows from operations for the second quarter of 2020 included $44.4 million of Provider Relief Fund distributions, of which $44.3 million remains deferred on the balance sheet at June 30, 2020. Advanced Accelerated Payment During April 2020, we received funds totaling $310.7 million under the Medicare Accelerated and Advance Payment Program as provided for by the CARES Act. The accelerated Medicare payments are interest free and the program currently requires that the Centers for Medicare and Medicaid Services (“CMS”) recoup the accelerated payments beginning 120 days after receipt by the provider, by withholding future Medicare fee - for service payments for claims until such time as the full accelerated payment has been recouped. The program currently requires Medicare Part A providers to repay the funds within 210 days of receipt. Cash flows from operations for the second quarter of 2020 included $310.7 million of accelerated Medicare payments, all of which remains deferred on the balance sheet at June 30, 2020. Payroll Tax Deferral The CARES Act permits employers to defer the deposit and payment of the employer's portion of social security taxes that otherwise would be due between March 27, 2020, and December 31, 2020. The law permits employers instead to deposit half of these deferred payments by the end of 2021 and the other half by the end of 2022. In the second quarter of 2020 the cash benefit for LHC Group was $17.8 million and w e estimate the cash benefit to be $50 million to $55 million in 2020. Sequestration Holiday The CARES Act temporarily suspends Medicare sequestration for the period of May 1 through December 31, 2020. As a result, health care providers can expect to receive an increase in fee - for - service Medicare payments by approximately 2%. The suspension of sequestration provided $5 million in additional Medicare revenue in the second quarter of 2020 and we estimate the total amount to be an approximately $15 million to $20 million positive impact to revenue for the period of May 1 through December 31, 2020 .

COVID - 19 Update: CARES Act Policy Implications 12 Potential benefits that could lead to new homecare policies post - COVID - 19 Nurse Practioners and Physician Assistants are permanently authorized to order and certify home health services. Nurse Practitioners and Physician Assistants can order and follow a home health plan of care and conduct face - to - face visits. HHS is directed to encourage the use of telehealth, including remote patient monitoring in the home. While not yet a separately reimbursed benefit, it’s a step in the right direction and gives us increased flexibilities for technology in the home. Nurse Practitioners and Physician Assistants are permitted to conduct face to face recertification for hospice eligibility via telehealth. Creates greater regulatory flexibilities and greater benefit to our patients in the home.

2020 Adjusted Consolidated Results Three months ended June 30 Six months ended June 30 Consolidated Total Adjustments Adjusted Consolidated Consolidated Total Adjustments Adjusted Consolidated Net service revenue $487,320 $0 $487,320 $1,000,191 $0 $1,000,191 Cost of service revenue 306,712 (21,245) 285,467 627,914 (21,555) 606,359 Gross margin 180,608 201,853 372,277 393,832 General and administrative expenses 150,574 (6,672) 143,902 308,440 (11,218) 297,222 Government stimulus income 44,435 (44,435) 0 44,435 (44,435) 0 Impairment of intangibles and other 600 (600) 0 600 (600) 0 Operating income (loss) $73,869 ($15,918) $57,951 $107,672 ($11,062) $96,610 Depreciation 5,252 0 5,252 10,385 0 10,385 Noncontrolling interests (13,109) 7,626 (5,483) (18,761) 7,626 (11,135) Earnings before interest, tax and depreciation (EBITDA less NCI) $66,012 ($8,292) $57,720 $99,296 ($3,436) $95,860 EBITDA less NCI as a percentage of revenue 13.5% 11.8% 9.9% 9.6% 13

Adjusted Consolidated Results – 2020 vs 2019 Three months ended June 30 Six months ended June 30 2020 Adjusted Consolidated % of rev 2019 Adjusted Consolidated % of rev 2020 Adjusted Consolidated % of rev 2019 Adjusted Consolidated % of rev Net service revenue $487,320 $517,842 $1,000,191 $1,020,427 Cost of service revenue 285,467 58.6% 322,917 62.4% 606,359 60.6% 639,242 62.6% Gross margin 201,853 41.4% 194,925 37.6% 393,832 39.4% 381,185 37.4% General and administrative expenses 143,902 29.5% 141,141 27.3% 297,222 29.7% 280,944 27.5% Operating income $57,951 11.9% $53,784 10.4% $96,610 9.7% $100,241 9.8% Depreciation 5,252 4,198 10,385 8,400 Noncontrolling interests (5,483) (4,938) (11,135) (9,483) Earnings before interest, tax and depreciation (EBITDA less NCI) $57,720 $53,044 $95,860 $99,158 EBITDA less NCI as a percentage of revenue 11.8% 10.2% 9.6% 9.7% 14

Adjustments to Net Income PRE - TAX ADJUSTMENTS Q2 2020 Q2 2019 1H 2020 1H 2019 Acquisition and de novo expenses (1) $554 $9,279 $2,064 $16,574 Closures/relocations/consolidations (2) $706 $2,125 $1,174 $5,234 COVID - 19 PPE, supplies and other expenses (3) $27,257 $0 $30,135 $0 Provider Relief Fund (PRF) (5) $(44,435) $0 $(44,435) $0 NCI associated with PRF (6) $7,626 $0 $7,626 $0 Provider moratorium impairment (7) $0 $0 $0 $6,000 Total $(8,292) $11,404 $(3,436) $27,808 ADJUSTMENTS NET OF TAX Q2 2020 Q2 2019 1H 2020 1H 2019 Acquisition and de novo expenses (1) $410 $6,713 $1,516 $11,981 Closures/relocations/consolidations (2) $523 $1,537 $866 $3,781 COVID - 19 impact: PPE, supplies and other expenses (3) $20,170 $0 $22,278 $0 CARES Act tax benefit (4) $0 $0 $(2,210) $0 Provider Relief Fund (PRF) (5) $(32,882) $0 $(32,882) $0 NCI associated with PRF (6) $5,643 $0 $5,643 $0 Provider moratorium impairment (7) $0 $0 $0 $4,332 Total $(6,136) $8,250 $(4,789) $20,094 15 *See footnotes on page 16

Footnotes: 1. Expenses and other costs associated with recently announced or completed acquisitions and de novos ( $ 0 . 5 million and $ 2 . 1 million pre - tax in the second quarter and first half of 2020 , respectively) . 2. Loss on the sale of an asset and other expenses associated with a closure on consolidation ( $ 0 . 7 million and $ 1 . 2 million pre - tax in the second quarter and first half of 2020 , respectively) . 3. COVID - 19 related expenses for purchases of personal protective equipment (PPE), supplies and employee benefit expenses including bonuses and increased wages, wage supplements and PTO replenishments for front line caregivers ( $ 27 . 3 million and $ 30 . 1 million pre - tax in the second quarter and first half of 2020 , respectively) . 4. Tax benefit related to new legislation in the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which lifts certain tax deduction limitations and eliminates 80 % of taxable income limitations for Net Operating Losses (“NOL”), which we are now able to fully utilize NOLs associated with Almost Family prior to the merger . 5. Government stimulus income recognized during the second quarter of 2020 related to general distribution funds received from the Provider Relief Fund ( $ 44 . 4 million pre - tax in the second quarter of 2020 ) . 6. Non - controlling interest distributed to our Joint Venture partners in association with the Government stimulus income recognized during the second quarter of 2020 ( $ 7 . 6 million pre - tax in the second quarter of 2020 ) . 7. During the first quarter of 2019 , the Company recorded $ 6 . 0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services (“CMS”) action to remove all federal moratoria with regard to Medicare provider enrollment . In assigning fair value acquired in acquisitions as required by ASC 805 , Business Combinations, the Company had assigned fair value to Certificates of need or license moratoria, as applicable, in certain states . Adjustments to Net Income continued ADJUSTMENTS NET OF TAX Q2 2020 Q2 2019 1H 2020 1H 2019 Almost Family and other acquisition expenses (1) $0.01 $0.22 $0.05 $0.39 Closures/relocations/consolidations (2) $0.02 $0.05 $0.03 $0.12 COVID - 19 impact: PPE, supplies and other expenses (3) $0.64 $0 $0.71 $0 CARES Act tax benefit (4) $0 $0 $(0.07) $0 Provider Relief Fund (PRF) (5) $(1.05) $0 $(1.05) $0 NCI associated with PRF (6) $0.18 $0 $0.18 $0 Provider moratorium impairment (7) $0 $0 $0 $0.14 Total $(0.20) $0.27 $(0.15) $0.65 16

Three Months Ended June 30, 2020 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$339,872		$339,872	$61,055		$61,055	$47,675		$47,675
Cost of service revenue	205,146	(15,686)	189,460	37,271	(1,966)	35,305	38,747	(2,361)	36,386
Gross margin	134,726		150,412	23,784		25,750	8,928		11,289
General and administrative expenses	110,209	(4,666)	105,543	16,266	(829)	15,437	11,124	(647)	10,477
Government stimulus income	35,019	(35,019)	0	4,731	(4,731)	0	2,865	(2,865)	0
Impairment of intangibles and other	0	0	0	600	(600)	0	0	0	0
Operating income (loss)	$59,536	($14,667)	$44,869	$11,649	($1,336)	$10,313	$669	$143	$812
Add back Depreciation	3,088		3,088	521		521	408		408
Less Noncontrolling interests	(9,922)	6,226	(3,696)	(2,164)	980	(1,184)	(33)	178	145
Earnings before interest, tax and depreciation (EBITDA less NCI)	$52,702	($8,441)	$44,261	$10,006	($356)	$9,650	$1,044	$321	$1,365
EBITDA less NCI as a percentage of revenue	15.5%		13.0%	16.4%		15.8%	2.2%		2.9%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$33,639		$33,639	$5,079		$5,079
Cost of service revenue	21,785	(1,142)	20,643	3,763	(90)	3,673
Gross margin	11,854		12,996	1,316		1,406
General and administrative expenses	10,165	(452)	9,713	2,810	(78)	2,732
Government stimulus income	1,656	(1,656)	0	164	(164)	0
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$3,345	($62)	$3,283	($1,330)	$4	($1,326)
Add back Depreciation	935		935	300		300
Less Noncontrolling interests	(997)	242	(755)	7	0	7
Earnings before interest, tax and depreciation (EBITDA less NCI)	$3,283	$180	$3,463	($1,023)	$4	($1,019)
EBITDA less NCI as a percentage of revenue	9.8%		10.3%	-20.1%		-20.1%

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Six Months Ended June 30, 2020 Adjusted Segment Results

	Home health services	Adjustments	Adjusted Home health services	Hospice services	Adjustments	Adjusted Hospice services	HCBS services	Adjustments	Adjusted HCBS services
Net service revenue	$707,693	$0	$707,693	$121,586	$0	$121,586	$96,139	$0	$96,139
Cost of service revenue	$425,586	($15,934)	409,652	$75,305	($2,028)	73,277	$77,200	($2,361)	74,839
Gross margin	282,107		298,041	46,281		48,309	18,939		21,300
General and administrative expenses	226,232	(7,760)	218,472	32,892	(1,341)	31,551	22,583	(1,040)	21,543
Government stimulus income	35,019	(35,019)	0	4,731	(4,731)	0	2,865	(2,865)	0
Impairment of intangibles and other	0	0	0	600	(600)	0	0	0	0
Operating income (loss)	$90,894	($11,325)	$79,569	$17,520	($762)	$16,758	($779)	$536	($243)
Depreciation	6,089		6,089	1,036		1,036	799		799
Noncontrolling interests	(14,528)	6,226	(8,302)	(3,131)	980	(2,151)	122	178	300
Earnings before interest, tax and depreciation (EBITDA less NCI)	$82,455	($5,099)	$77,356	$15,425	$218	$15,643	$142	$714	$856
EBITDA less NCI as a percentage of revenue	11.7%		10.9%	12.7%		12.9%	0.1%		0.9%

	Facility-based services	Adjustments	Adjusted Facility-based services	HCI	Adjustments	Adjusted HCI services
Net service revenue	$63,320	$0	$63,320	$11,453	$0	$11,453
Cost of service revenue	$42,127	($1,142)	40,985	$7,696	($90)	7,606
Gross margin	21,193		22,335	3,757		3,847
General and administrative expenses	20,545	(999)	19,546	6,188	(78)	6,110
Government stimulus income	1,656	(1,656)	0	164	(164)	0
Impairment of intangibles and other	0	0	0	0	0	0
Operating income (loss)	$2,304	$485	$2,789	($2,267)	$4	($2,263)
Depreciation	1,866		1,866	595		595
Noncontrolling interests	(1,240)	242	(998)	16	0	16
Earnings before interest, tax and depreciation (EBITDA less NCI)	$2,930	$727	$3,657	($1,656)	$4	($1,652)
EBITDA less NCI as a percentage of revenue	4.6%		5.8%	-14.5%		-14.4%

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Home Health Segment
Adjusted Segment Results – 2020 vs 2019

	Three months ended June 30,				Six months ended June 30,			
	2020 Adjusted Home health services	% of rev	2019 Adjusted Home health services	% of rev	2020 Adjusted Home health services	% of rev	2019 Adjusted Home health services	% of rev
Net service revenue	$339,872		$375,253		$707,693		$738,288	
Cost of service revenue	189,460	55.7%	227,741	60.7%	409,652	57.9%	450,461	61.0%
Gross margin	150,412	44.3%	147,512	39.3%	298,041	42.1%	287,827	39.0%
General and administrative expenses	105,543	31.1%	102,952	27.4%	218,472	30.9%	204,142	27.7%
Operating income	$44,869	13.2%	$44,560	11.9%	$79,569	11.2%	$83,685	11.3%
Depreciation	3,088		2,409		6,089		4,812	
Noncontrolling interests	(3,696)		(3,948)		(8,302)		(7,728)	
Earnings before interest, tax and depreciation (EBITDA less NCI)	$44,261		$43,021		$77,356		$80,769	
EBITDA less NCI as a percentage of revenue	13.0%		11.5%		10.9%		10.9%	

- Home Health Adjusted EBITDA margin improved 150 basis points in the second quarter of 2020 compared to the same period in 2019. Gross margin improved 500 basis points due to cost initiatives related to PDGM and a reduction in visits and transportation caused by the COVID-19 pandemic but was offset by a increase of 370 basis points in general and administrative expense as a percent of revenue in the second quarter of 2020 as compared to the same period in 2019. The increase in G&A as a percent of revenue is due to lower home health volume and lower revenue per episode caused by the COVID-19 pandemic .

- Revenue from sequestration suspension in the second quarter of 2020 was $3.9 million.

LHC GROUP

19

20 % of P2s out of total 30 - day periods Institutional admit % LUPA % 60 - day case mix March 2020 42.8% 67.3% 8.8% 1.0260 April 2020 43.1% 58.1% 11.3% 0.9926 May 2020 44.0% 57.8% 8.8% 0.9904 June 2020 44.2% 59.4% 8.2% 0.9957 July 2020 43.4% 60.9% 8.6% 1.0065 Home Health Revenue Factors The first 30 - day period in an episode is referred to as P1 or Period 1. All other subsequent 30 - day periods are referred to as P 2. P1 is considered an early episode and receives a higher payment than a P2.

Hospice Segment
Adjusted Segment Results – 2020 vs 2019

	Three months ended June 30,				Six months ended June 30,			
	2020 Adjusted Hospice services	% of rev	2019 Adjusted Hospice services	% of rev	2020 Adjusted Hospice services	% of rev	2019 Adjusted Hospice services	% of rev
Net service revenue	$61,055		$55,057		$121,586		$106,793	
Cost of service revenue	35,305	57.8%	34,719	63.1%	73,277	60.3%	67,694	63.4%
Gross margin	25,750	42.2%	20,338	36.9%	48,309	39.7%	39,099	36.6%
General and administrative expenses	15,437	25.3%	14,371	26.1%	31,551	25.9%	28,299	26.5%
Operating income	$10,313	16.9%	$5,967	10.8%	$16,758	13.8%	$10,800	10.1%
Depreciation	521		430		1,036		856	
Noncontrolling interests	(1,184)		(898)		(2,151)		(1,499)	
Earnings before interest, tax and depreciation (EBITDA less NCI)	$9,650		$5,499		$15,643		$10,157	
EBITDA less NCI as a percentage of revenue	15.8%		10.0%		12.9%		9.5%	

- Hospice Adjusted EBITDA margin improved 580 basis points in the second quarter of 2020 compared to the same period in 2019 due to a 530 basis point improvement in the gross margin and 80 basis point improvement in general and administrative expenses as a percentage of revenue. The gross margin improvement is partially due to a reduction in visits and transportation caused by the COVID-19 pandemic and volume growth.
- Revenue from sequestration suspension in the second quarter of 2020 was $769,000.

LHC GROUP
21

Three months ended June 30, Six months ended June 30, 2020 Adjusted HCBS services % of rev 2019 Adjusted HCBS services % of rev 2020 Adjusted HCBS services % of rev 2019 Adjusted HCBS services % of rev Net service revenue $47,675 $52,414 $96,139 $104,199 Cost of service revenue 36,386 76.3% 39,505 75.4% 74,839 77.8% 79,166 76.0% Gross margin 11,289 23.7% 12,909 24.6% 21,300 22.2% 25,033 24.0% General and administrative expenses 10,477 22.0% 10,593 20.2% 21,543 22.4% 21,289 20.4% Operating income $812 1.7% $2,316 4.4% ($243) - 0.3% $3,744 3.6% Depreciation 408 318 799 628 Noncontrolling interests 145 267 300 577 Earnings before interest, tax and depreciation (EBITDA less NCI) $1,365 $2,901 $856 $4,949 EBITDA less NCI as a percentage of revenue 2.9% 5.5% 0.9% 4.7% • Home and Community - Based Services Adjusted EBITDA margin declined 260 basis points in the second quarter of 2020 compared to the same period in 2019. The decline was due to a reduction in billable hours due to the COVID - 19 pandemic. 22 Home and Community Based Services Segment Adjusted Segment Results – 2020 vs 2019

Facility-Based Services Segment
Adjusted Segment Results – 2020 vs 2019

	Three months ended June 30,				Six months ended June 30,			
	2020 Adjusted Facility-based services	% of rev	2019 Adjusted Facility-based services	% of rev	2020 Adjusted Facility-based services	% of rev	2019 Adjusted Facility-based services	% of rev
Net service revenue	$33,639		$27,975		$63,320		$55,676	
Cost of service revenue	20,643	61.4%	17,572	62.8%	40,985	64.7%	35,146	63.1%
Gross margin	12,996	38.6%	10,403	37.2%	22,335	35.3%	20,530	36.9%
General and administrative expenses	9,713	28.9%	9,293	33.2%	19,546	30.9%	18,273	32.8%
Operating income	$3,283	9.8%	$1,110	4.0%	$2,789	4.4%	$2,257	4.1%
Depreciation	935		769		1,866		1,525	
Noncontrolling interests	(755)		(365)		(998)		(846)	
Earnings before interest, tax and depreciation (EBITDA less NCI)	$3,463		$1,514		$3,657		$2,936	
EBITDA less NCI as a percentage of revenue	10.3%		5.4%		5.8%		5.3%	

- Facility-Based Adjusted EBITDA margin improved 490 basis points in the second quarter of 2020 compared to the same period in 2019 due to a 20.2% growth in revenue from a 17.2% increase in volume along with an improvement in revenue per day as a result of certain regulatory waivers associated the COVID-19 pandemic.
- Revenue from sequestration suspension in the second quarter of 2020 was $339,000.
- Revenue from the LTAC qualifying payment replacing site-neutral payment during the Public Health Emergency was $2.9 million in the second quarter of 2020.

LHC GROUP

23

Home Care Innovations Segment Adjusted Segment Results – 2020 vs 2019 Three months ended June 30, Six months ended June 30, 2020 Adjusted HCI services % of rev 2019 Adjusted HCI services % of rev 2020 Adjusted HCI services % of rev 2019 Adjusted HCI services % of rev Net service revenue $5,079 $7,143 $11,453 $15,471 Cost of service revenue 3,673 72.3% 3,380 47.3% 7,606 66.4% 6,775 43.8% Gross margin 1,406 27.7% 3,763 52.7% 3,847 33.6% 8,696 56.2% General and administrative expenses 2,732 53.8% 3,932 55.0% 6,110 53.3% 8,941 57.8% Operating income ($1,326) - 26.1% ($169) - 2.4% ($2,263) - 19.8% ($245) - 1.6% Depreciation 300 272 595 579 Noncontrolling interests 7 6 16 13 Earnings before interest, tax and depreciation (EBITDA less NCI) ($1,019) $109 ($1,652) $347 EBITDA less NCI as a percentage of revenue - 20.1% 1.5% - 14.4% 2.2% 24 • The decrease in revenue in the second quarter of 2020 as compared to the second quarter in 2019 is mainly due to the sale of the Ingenios Health business which occurred in March 2019. Our Long - Term Solutions and our Nurse Practitioner services within HCI experienced a reduction in assessments and visits in the second quarter due to COVID - 19.

2020 Reinstated Guidance compared to Original 2020 Guidance FY 2020 Reinstated Guidance ( in millions except for EPS data ) FY 2020 Original Guidance issued on February 27, 2020 ( in millions except for EPS data ) Revenue $2.0 billion to $2.05 billion $2.13 billion to $2.18 billion EPS $4.60 to $4.80 $4.60 to $4.80 EBITDA $220 million to $230 million $230 million to $240 million 25

Industry - Leading Quality and Patient Satisfaction • 85% of LHC Group same - store providers have CMS 4 stars or greater for quality 26 Quality April 2020 LHC Group excluding 2019 acquisitions 4.32 LHC Group with 2019 acquisitions 4.29 National average 3.25 Patient Satisfaction April 2020 LHC Group excluding 2019 acquisitions 3.97 LHC Group with 2019 acquisitions 3.95 National average 3.55 • 100% of LHC Group home health and hospice agencies are Joint Commission accredited or are in the accreditation process within 12 to 18 months after acquisition. • Approximately 15% of all Medicare certified home health agencies nationwide are Joint Commission accreditation. • 80% of LHC Group same - store providers have CMS 4 stars or greater for patient satisfaction

Debt and Liquidity Metrics Outstanding Debt ( amounts in thousands ) As of June 30, 2020 Total Debt – Balance Sheet $47,818 Less: Cash $172,752 Net Debt NA Net debt to estimated TTM adjusted EBITDA ratio NA Credit Facility ( amounts in thousands ) As of June 30, 2020 Revolver Size $500,000 Less: Outstanding Revolver $30,000 Less: Medicare Advanced Payments $310,712 Less: Letters of Credit $24,800 Available Revolver $134,488 Plus: Cash $172,752 Plus: Accordion $200,000 Total Liquidity $507,240 Cash Flow ( amounts in thousands ) As of June 30, 2020 Free Cash Flow (3 Months Ended) $419,789 + Cash adjustments net of tax to 2020 EBITDA (6,136) - Government stimulus 44,273 - Medicare advanced payments 310,712 = Adjusted Free Cash Flow (3 Months Ended) $58,668 DSO’s 61 days 27

Focus for 2020 28 Successful execution of our PDGM clinical pathway and efficiency plan. Maintain disciplined capital allocation with new joint ventures and other M&A activity. Accelerate plans for unlocking untapped potential of co - location strategy. Maximize value of Healthcare Innovations business. Maintain proactive posture to COVID - 19 pandemic response. Continue to lead the industry in quality and patient satisfaction scores. Capture market share gains and incremental contributions from recent joint ventures and other acquisitions. Capture opportunistic share in each market from anticipated consolidation caused by PDGM and RAP elimination. Continue our focus as an industry leader in key areas around employee recruitment and retention including vacancy rate and voluntary turnover. Prioritize the safety and protection of our employees, patients and communities we serve.

Non-GAAP Reconciliations (Amounts in thousands, unaudited)

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP	Three Months Ended June 30,	Three Months Ended June 30,	Six Months Ended June 30,	Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to LHC Group, Inc.'s common stockholders	$44,692	$25,000	$66,716	$43,856
Add (net of tax):				
Acquisition and *de novo* expenses [1]	410	6,713	1,516	11,981
Closures/relocations/consolidations [2]	523	1,537	866	3,781
COVID-19 impact:				
PPE, supplies and other expenses [3]	20,170	-	22,278	-
CARES Act tax benefit [4]	-	-	(2,210)	-
Provider Relief Fund (PRF) [5]	(32,882)		(32,882)	
NCI Associated with PRF [6]	5,643		5,643	
Provider moratorium impairment [7]	-	-	-	4,332
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$38,556	$33,250	$61,927	$63,950

RECONCILIATION OF ADJUSTED NET INCOME ATTRIBUTABLE TO LHC GROUP PER DILUTED SHARE	Three Months Ended June 30,	Three Months Ended June 30,	Six Months Ended June 30,	Six Months Ended June 30,
	2020	2019	2020	2019
Net income attributable to LHC Group, Inc.'s common stockholders	$1.43	$0.80	$2.13	$1.41
Add (net of tax):				
Acquisition and *de novo* expenses [1]	0.01	0.22	0.05	0.39
Closures/relocations/consolidations [2]	0.02	0.05	0.03	0.12
COVID-19 impact:				
PPE, supplies and other expenses [3]	0.64	-	0.71	-
CARES Act tax benefit [4]	-	-	(0.07)	-
Provider Relief Fund (PRF) [5]	(1.05)	-	(1.05)	-
NCI Associated with PRF [6]	0.18	-	0.18	-
Provider moratorium impairment [7]	-	-	-	0.14
Adjusted net income attributable to LHC Group, Inc.'s common stockholders	$1.23	$1.07	$1.98	$2.06

LHC GROUP

Footnotes are on page 30

29

Three Months Ended June 30, Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income $44,692 $25,000 $66,716 $43,856 Add: Income tax expense 15,227 9,557 18,586 13,157 Interest expense, net 841 2,885 3,609 5,937 Depreciation and amortization 5,252 4,198 10,385 8,400 Adjustment items (*) (8,292) 11,404 (3,436) 27,808 Adjusted EBITDA $57,720 $53,044 $95,860 $99,158 (*) Adjustment items (pre - tax): Acquisition and de novo expenses (1) $554 $9,279 $2,064 $16,574 Closures/relocations/consolidations (2) 706 2,125 1,174 5,234 COVID - 19 expenses (3) 27,257 - 30,135 - Provider Relief Fund (PRF) (5) (44,435) - (44,435) - NCI associated with PRF (6) 7,626 - 7,626 - Provider moratorium impairment (7) - - - 6,000 Total adjustments $(8,292) $11,404 $(3,436) $27,808 Non - GAAP Reconciliations (Amounts in thousands, unaudited) 30 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Footnotes: 1. Expenses and other costs associated with recently announced or completed acquisitions and de novos ( $ 0 . 5 million and $ 2 . 1 million pre - tax in the second quarter and first half of 2020 , respectively) . 2. Loss on the sale of an asset and other expenses associated with a closure on consolidation ( $ 0 . 7 million and $ 1 . 2 million pre - tax in the second quarter and first half of 2020 , respectively) . 3. COVID - 19 related expenses for purchases of personal protective equipment (PPE), supplies and employee benefit expenses including bonuses and increased wages, wage supplements and PTO replenishments for front line caregivers ( $ 27 . 3 million and $ 30 . 1 million pre - tax in the second quarter and first half of 2020 , respectively) . 4. Tax benefit related to new legislation in the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) which lifts certain tax deduction limitations and eliminates 80 % of taxable income limitations for Net Operating Losses (“NOL”), which we are now able to fully utilize NOLs associated with Almost Family prior to the merger . 5. Government stimulus income recognized during the second quarter of 2020 related to general distribution funds received from the Provider Relief Fund ( $ 44 . 4 million pre - tax in the second quarter of 2020 ) . 6. Non - controlling interest distributed to our Joint Venture partners in association with the Government stimulus income recognized during the second quarter of 2020 ( $ 7 . 6 million pre - tax in the second quarter of 2020 ) . 7. During the first quarter of 2019 , the Company recorded $ 6 . 0 million of moratoria impairment as a result of the Centers for Medicare and Medicaid Services (“CMS”) action to remove all federal moratoria with regard to Medicare provider enrollment . In assigning fair value acquired in acquisitions as required by ASC 805 , Business Combinations, the Company had assigned fair value to Certificates of need or license moratoria, as applicable, in certain states .